UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020 (September 29, 2020)

ALCOA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-315-2900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2020, Mr. Timothy P. Flynn provided notice to Alcoa Corporation (the “Company”) that he does not wish to stand for re-election as a member of the Company’s Board of Directors (the “Board”) at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and accordingly will not continue as a director following the conclusion of the Annual Meeting. He will continue to serve as a member of the Board and applicable Board committees through the conclusion of the Annual Meeting. Mr. Flynn’s decision to not stand for re-election is not due to any disagreement with the Board or the Company.

Item 8.01	Other Events.

In accordance with the director retirement policy included in the Corporate Governance Guidelines of the Company, the Board has determined not to re-nominate Mr. Michael G. Morris and Ms. Kathryn S. Fuller for re-election to the Board at the Annual Meeting. The Board approved that, immediately upon the conclusion of the Annual Meeting, the size of the Board will be reduced from 12 to 10 members.

Each of Mr. Morris and Ms. Fuller will continue to serve as members of the Board, and respective committees of the Board as applicable, until the earlier of the conclusion of the Annual Meeting, such director’s successor is elected and qualified, or such director’s death, resignation or removal. Mr. Morris will step down from his position as Chairman of the Board effective January 1, 2021 (the “Transition Date”). Effective on the Transition Date, Mr. Steven W. Williams, a current member of the Board, will commence service as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: October 5, 2020	By:	/s/ Marissa P. Earnest
	Name:	Marissa P. Earnest
	Title:	Senior Vice President, Chief Governance Counsel and Secretary